UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 16, 2007

Material Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	33-23617 (Commission File Number)	95-4622822 (I.R.S. Employer Identification No.)

11661 San Vicente Boulevard, Suite 707 Los Angeles, California 90049 (Address of principal executive offices) (zip code)

(310) 208-5589 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Agreement

          On January 16, 2007, we entered into a letter agreement with Hyde Investments, Ltd., amending that certain Class A Senior Secured Convertible Debenture entered into December 1, 2003, as amended October 27, 2006, increasing the Debenture amount by $500,000, in exchange for 1,000,000 shares of our Class A common stock.

Item 9.01      Financial Statements and Exhibits

          (d)        Exhibits

Exhibit No.	Description

10.1	Letter Agreement

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2007	Material Technologies, Inc.,
a Delaware corporation
/s/ Robert M. Bernstein
By: Robert M. Bernstein
Its: Chief Executive Officer